SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
              Current Report Pursuantto Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 20, 2002


                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)



               000-07258                                23-1721355
               ---------                                ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)


            450 Winks Lane
        Bensalem, Pennsylvania                            19020
        ----------------------                            -----
(Address of Principal Executive Offices)                (Zip Code)



                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure

         On May 20, 2002, Charming Shoppes, Inc. (the "Company") issued a press release announcing the Company's intention to make a private offering of senior convertible notes due 2012, subject to market and other conditions. The full text of the press release is as follows:

                  CHARMING SHOPPES, INC. ANNOUNCES OFFERING OF
                            SENIOR CONVERTIBLE NOTES


         Bensalem, PA - May 20, 2002 - Charming Shoppes, Inc. (NASDAQ:CHRS) today announced its intention to make a private offering of senior convertible notes due 2012, subject to market and other conditions. The Company expects to raise approximately $130 million through the private offering and intends to use a portion of the net proceeds to repay amounts outstanding under its loan and security agreement, including a $67.5 million term loan, bearing interest at 11.5%. The remaining proceeds will be used for general corporate purposes and may, depending on market and other conditions, be used to redeem all or a portion of the Company's 7.5% Convertible Subordinated Notes due 2006 or for purchases of the Company's shares in the open market or in negotiated transactions.

         The notes and the common stock issuable upon conversion have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A or Regulation S under the Securities Act of 1933, as amended. Unless so registered, the notes and common stock issued upon conversion of the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHARMING SHOPPES, INC.
                                             ----------------------
                                                  (Registrant)




Dated: May 20, 2002                          By: /S/ ERIC M. SPECTER
                                                 -------------------
                                             Name: Eric M. Specter
                                             Title: Executive Vice President